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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section  13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 9, 2016

HC2 Holdings, Inc.

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(Exact name of registrant as specified in its charter)

Delaware	001-35201	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 Park Avenue, 30 th Floor	10022
New York, NY
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 235-2690

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Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  2.02 Results of Operations and Financial Condition

The information set forth in (and incorporated by reference into) this Item 2.02 shall not be deemed “filed” for purposes of Section  18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On November 9, 2016, HC2 Holdings, Inc. (the “Company”) issued a press release setting forth its third quarter 2016 earnings (the “Earnings Release”).

A copy of the Earnings Release is attached hereto as Exhibit  99.1 and hereby incorporated by reference.

Item 7.01 Regulation FD Disclosure

As previously announced, the Company will conduct a conference call today, Wednesday, November 9, 2016 at 5:30 p.m. The presentation slides to be used during the call will be available on the “Investor Relations” section of the Company’s website ( http://www.HC2.com) beginning at 5:30 p.m. ET on Wednesday, November 9, 2016.  The conference call and the presentation slides will be simultaneously webcast on the “Investor Relations” section of the Company’s website beginning at 5:30 p.m. ET on Wednesday, November 9, 2016, and will remain available for future review until December 31, 2016.  The information contained in, or that can be accessed through the Company’s website, is not a part of this filing.

The information set forth in (and incorporated by reference into) this Item 7.01 shall not be deemed “filed” for purposes of Section  18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item  9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release of HC2 Holdings, Inc., dated November 9, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HC2 Holdings, Inc.

November 9, 2016	By:	/s/ Michael Sena

Name: Michael Sena
Title: Chief Financial Officer

Exhibit  Index

Exhibit No.	Description

99.1	Press Release of HC2 Holdings, Inc., dated November 9, 2016.